The Payden & Rygel Investment Group

        Supplement to Prospectus dated December 30, 1997

              Payden & Rygel Limited Maturity Fund


Due to a printing error, the expense information in the tables on pages 6 and 7 of the Prospectus dated December 30, 1997, as supplemented on November 1, 1998, for the Payden & Rygel Limited Maturity Fund is incorrect. The correct information is the following:

      ANNUAL FUND OPERATING EXPENSES                FUND EXPENSE LIMITS

   Advisory      Other     Total Fund         Expense    Current Voluntary
     Fees      Expenses     Expenses         Guarantee     Expense Limit

     0.28%       0.12%        0.40%            0.60%           0.40%


                     EXPENSES PER $1,000 INVESTMENT

          1 Year    3 Years       5 Years       10 Years

            $4         $13          $22           $51


  The date of this Prospectus Supplement is December 30, 1998.